UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2024

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street
Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 30, 2024, Dominion Energy, Inc. (Dominion Energy) completed the previously announced disposition to Enbridge Parrot Holdings, LLC (Enbridge) of all of its membership interests in Fall North Carolina Holdco LLC, the intermediate holding company for Public Service Company of North Carolina, Incorporated (PSNC), pursuant to the terms of the purchase and sale agreement, dated as of September 5, 2023, by and between Dominion Energy and Enbridge. At closing, Enbridge paid Dominion Energy approximately $2.0 billion in cash and assumed approximately $1.2 billion of indebtedness. PSNC is a public utility primarily engaged in the purchase, sale, transportation and distribution of natural gas to residential, commercial and industrial customers in North Carolina.

The transaction and the purchase and sale agreement discussed above are more fully described in Dominion Energy’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 5, 2023, which description is incorporated herein by reference. The purchase and sale agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

Pro forma financial information with respect to the transaction described in Item 2.01 above is not required to be filed with this Current Report on Form 8-K because Dominion Energy previously reported the results of the disposed business as discontinued operations in its Annual Report on Form 10-K for the year ended December 31, 2023.

(d) Exhibits.

2.1	Purchase and Sale Agreement, dated as of September 5, 2023, by and between Dominion Energy, Inc. and Enbridge Parrot Holdings, LLC (incorporated by reference to Exhibit 2.2 to Dominion Energy’s Form 8-K filed September 5, 2023, File No. 001-08489).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ Steven D. Ridge
Name:	Steven D. Ridge
Title:	Executive Vice President and Chief Financial Officer

Date: October 1, 2024